UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2007 (July 25, 2007)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas, Suite 2500, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of Genesis Energy, L.P. (“Genesis”) filed with the United States Securities and Exchange Commission on July 31, 2007 related to Genesis’ acquisition of businesses engaged in five energy-related operations from several entities owned and controlled by the Davison family of Ruston, Louisiana to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Filed as Exhibit 99.1 to this Report on Form 8-K/A and incorporated herein by reference are:

1.	Audited Combined Balance Sheets of the Davison Combined Entities as of December 31, 2006 and 2005, and the related Combined Statements of Operations, Cash Flows and Owners’ Equity for each of the three years in the period ended December 31, 2006, and the notes thereto; and

2.	Unaudited Combined Balance Sheet of the Davison Combined Entities as of June 30, 2007 and the related Unaudited Combined Statements of Operations, Cash Flows and Owners’ Equity for the six-month periods ended June 30, 2007 and 2006, and the notes thereto.

Filed as Exhibit 99.2 to this Report on Form 8-K/A and incorporated herein by reference are:

1.	Audited Balance Sheets of TDC, L.L.C. as of December 31, 2006 and 2005, and the related Statements of Income, Members’ Equity, and Cash Flows for each of the years in the three-year period ended December 31, 2006, and the notes thereto.

Filed as Exhibit 99.3 to this Report on Form 8-K/A and incorporated herein by reference are:

1.	Unaudited Balance Sheet of TDC, L.L.C. as of June 30, 2007 and the related Unaudited Statements of Income, Members’ Equity and Cash Flows for the six-month period ended June 30, 2007, and the notes thereto.

Filed as Exhibit 99.4 to this Report on Form 8-K/A and incorporated herein by reference are:

1.	Audited Balance Sheets of Fuel Masters, LLC as of December 31, 2006 and 2005, and the related Statements of Operations, Cash Flows and Members’ Equity for each of the three years in the period ended December 31, 2006, and the notes thereto; and

2.	Unaudited Balance Sheet of Fuel Masters, LLC as of June 30, 2007 and the related Unaudited Statements of Operations, Cash Flows and Members’ Equity for the six-month periods ended June 30, 2007 and 2006, and the notes thereto.

Prior to January 31, 2007, the Davison family owned 50% of TDC, L.L.C. with the remainder owned by an unrelated party. During the period of the joint ownership between Davison and the unrelated party, the unrelated party maintained the books and records of TDC, L.L.C. Financial statements were prepared in accordance with generally accepted accounting principles (“GAAP”) at the end of each year; however, no quarterly financial statements were prepared in accordance with GAAP.

On January 31, 2007, Davison acquired the unrelated party’s 50% ownership of TDC, L.L.C. and Davison and the unrelated party entered a transition agreement for the unrelated party to continue to maintain the books and records of TDC, L.L.C. in the same fashion they had been maintained previously for a period of up to one year.

Historically, the previous unrelated joint venture partner of TDC, L.L.C. did not prepare financial information for TDC, L.L.C. in accordance with GAAP at interim dates. Due to the change in ownership in January 2007 and the provisions of the transition agreement with the unrelated former owner, Genesis believes that providing reliable 2006 interim information for TDC, L.L.C. is impracticable. Therefore, TDC, L.L.C.’s unaudited financial statements for the six months ended June 30, 2006 are not included in this Form 8-K/A.

Genesis believes that the absence of the 2006 interim information would not be material to the understanding of Genesis’ financial results, cash flows, and related trends.

(b)	Pro forma financial information.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006, Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2007, and the notes thereto, which give effect to the acquisition of the Davison Combined Entities, TDC, L.L.C. and Fuel Masters, LLC, are attached hereto as Exhibit 99.5 and are incorporated herein by reference.

(d)	Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibits.
Exhibit 99.1	Audited Combined Balance Sheets of the Davison Combined Entities as of December 31, 2006 and 2005, and the related Combined Statements of Operations, Cash Flows and Owners’ Equity for each of the three years in the period ended December 31, 2006, and the notes thereto; and Unaudited Combined Balance Sheet of the Davison Combined Entities as of June 30, 2007 and the related Unaudited Combined Statements of Operations, Cash Flows and Owners’ Equity for the six-month periods ended June 30, 2007 and 2006, and the notes thereto.

Exhibit 99.2	Audited Balance Sheets of TDC, L.L.C. as of December 31, 2006 and 2005, and the related Statements of Income, Members’ Equity and Cash Flows for each of the years in the three-year period ended December 31, 2006, and the notes thereto.

Exhibit 99.3	Unaudited Balance Sheet of TDC, L.L.C. as of June 30, 2007 and the related Unaudited Statements of Income, Members’ Equity and Cash Flows for the six-month period ended June 30, 2007, and the notes thereto.

Exhibit 99.4	Audited Balance Sheets of Fuel Masters, LLC as of December 31, 2006 and 2005, and the related Statements of Operations, Cash Flows and Members’ Equity for each of the three years in the period ended December 31, 2006, and the notes thereto; and Unaudited Balance Sheet of Fuel Masters, LLC as of June 30, 2007 and the related Unaudited Statements of Operations, Members’ Equity and Cash Flows for the six-month periods ended June 30, 2007 and 2006, and the notes thereto.

Exhibit 99.5	The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2007 and the year ended December 31, 2006, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESIS ENERGY, L.P. (A Delaware Limited Partnership)
	By:	GENESIS ENERGY, INC., as
General Partner

Date: October 10, 2007	By:	/s/ ROSS A. BENAVIDES
Ross A. Benavides
Chief Financial Officer